Exhibit m(1)(i)

AMENDMENT NO. 8

TO THE

FIFTH AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

(COMPENSATION)

The Fifth Amended and Restated Distribution and Service Plan (the "Plan"), dated as of July 1, 2022, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, as of April 29, 2024, as follows:

WHEREAS, the parties desire to amend the Plan to remove Invesco V.I. Conservative Balanced Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (“AVIF”) effective April 29, 2024.

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

TO THE

FIFTH AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

(COMPENSATION)

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Capital Appreciation Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Core Plus Bond Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Discovery Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Floating Rate ESG Fund	Class A Class C Class R	0.25% 0.50% 0.50%	0.25% 0.25% 0.25%	0.25% 0.75% 0.50%

Invesco Global Real Estate Income Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco Income Advantage U.S. Fund	Class A Class C Class R Investor	0.25% 0.75% 0.50% 0.25%	0.25% 0.25% 0.25% 0.25%	0.25% 1.00% 0.50% 0.25%

Invesco NASDAQ 100 Index Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Senior Floating Rate Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Short Term Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Short Duration High Yield Municipal Fund	Class C	0.75%	0.25%	1.00%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Charter Fund	Class A Class C Class R Class S	0.25% 0.75% 0.50% 0.00%	0.25% 0.25% 0.25% 0.15%	0.25% 1.00% 0.50% 0.15%

Invesco Diversified Dividend Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Main Street All Cap Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Main Street Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Rising Dividends Fund	Class A Class C Class R	None 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Summit Fund	Class A Class C Class P Class S	0.25% 0.75% 0.00% 0.00%	0.25% 0.25% 0.10% 0.15%	0.25% 1.00% 0.10% 0.15%

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco EQV European Small Company Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco Global Core Equity Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco EQV International Small Company Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco Small Cap Equity Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Active Allocation Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Income Advantage International Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Income Allocation Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco International Diversified Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Main Street Small Cap Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Main Street Mid Cap Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Quality Income Fund	Class R	0.50%	0.25%	0.50%

Invesco Select Risk: Conservative Investor Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Select Risk: Growth Investor Fund	Class A Class C Class R Class S	0.25% 0.75% 0.50% 0.00%	0.25% 0.25% 0.25% 0.15%	0.25% 1.00% 0.50% 0.15%

Invesco Select Risk: High Growth Investor Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Select Risk: Moderate Investor Fund	Class C Class R Class S	0.75% 0.50% 0.00%	0.25% 0.25% 0.15%	1.00% 0.50% 0.15%

Invesco Select Risk: Moderately Conservative Investor Fund	Class A Class C Class R Class S	0.25% 0.75% 0.50% 0.00%	0.25% 0.25% 0.25% 0.15%	0.25% 1.00% 0.50% 0.15%

Invesco Small Cap Growth Fund	Class R	0.50%	0.25%	0.50%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Advantage International Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco EQV Asia Pacific Equity Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco EQV European Equity Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Global Focus Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Global Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Global Opportunities Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco International Small-Mid Company Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco MSCI World SRI Index Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco EQV International Equity Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Oppenheimer International Growth Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Balanced-Risk Allocation Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Balanced-Risk Commodity Strategy Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Core Bond Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Developing Markets Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco EQV Emerging Markets All Cap Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco Emerging Markets Local Debt Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Fundamental Alternatives Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Global Allocation Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Global Infrastructure Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Global Strategic Income Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Health Care Fund	Class A Class C Investor	0.25% 0.75% 0.25%	0.25% 0.25% 0.25%	0.25% 1.00% 0.25%

Invesco International Bond Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Macro Allocation Strategy Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Multi-Asset Income Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco SteelPath MLP Select 40 Fund	Class A Class C Class R	None 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco SteelPath MLP Alpha Fund	Class A Class C Class R	None 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco SteelPath MLP Income Fund	Class A Class C Class R	None 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco SteelPath MLP Alpha Plus Fund	Class A Class C Class R	None 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco World Bond Factor Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Corporate Bond Fund	Class R	0.50%	0.25%	0.50%

Invesco Global Real Estate Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Government Money Market Fund	Class C Cash Reserve Shares Class R	0.65% 0.15% 0.40%	0.25% 0.15% 0.25%	0.75% 0.15% 0.40%

Invesco High Yield Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Income Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Intermediate Bond Factor Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Real Estate Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Short Duration Inflation Protected Fund	Class A Class A2	0.25% 0.15%	0.25% 0.15%	0.25% 0.15%

Invesco Short Term Bond Fund	Class C Class R	0.40% 0.50%	0.25% 0.25%	0.65% 0.50%

Invesco U.S. Government Money Portfolio	Cash Reserve Shares Class C Class R	0.15% 0.75% 0.50%	0.15% 0.25% 0.25%	0.15% 1.00% 0.50%

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Comstock Select Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Dividend Income Fund	Class C Class R Investor	0.75% 0.50% 0.25%	0.25% 0.25% 0.25%	1.00% 0.50% 0.25%

Invesco Energy Fund	Class A Class C Investor	0.25% 0.75% 0.25%	0.25% 0.25% 0.25%	0.25% 1.00% 0.25%

Invesco Gold & Special Minerals Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Small Cap Value Fund	Class R	0.50%	0.25%	0.50%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco AMT-Free Municipal Income Fund	Class C	0.75%	0.25%	1.00%

Invesco California Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Environmental Focus Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Limited Term California Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Limited Term Municipal Income Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco New Jersey Municipal Fund	Class C	0.75%	0.15%	0.90%

Invesco Rochester AMT-Free New York Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Rochester Limited Term New York Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Rochester Municipal Opportunities Fund	Class C	0.75%	0.15%	0.90%

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Premier Portfolio	Personal Investment Class	0.55%	0.25%	0.55%
	Private Investment Class	0.30%	0.25%	0.30%
	Reserve Class	0.87%	0.25%	0.87%
	Resource Class	0.16%	0.16%	0.16%

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Oppenheimer V.I. International Growth Fund	Series II	None	0.25%	0.25%
Invesco V.I. American Franchise Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. American Value Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Balanced-Risk Allocation Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Capital Appreciation Fund	Series II	None	0.25%	0.25%
Invesco V.I. Comstock Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Core Equity Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Core Plus Bond Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Discovery Mid Cap Growth Fund	Series II	None	0.25%	0.25%
Invesco V.I. Diversified Dividend Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Equally-Weighted S&P 500 Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Equity and Income Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Global Fund	Series II	None	0.25%	0.25%
Invesco V.I. Global Core Equity Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Global Real Estate Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Global Strategic Income Fund	Series II	None	0.25%	0.25%
Invesco V.I. Government Money Market Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Government Securities Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Growth and Income Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Health Care Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. High Yield Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. EQV International Equity Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Main Street Fund	Series II	None	0.25%	0.25%
Invesco V.I. Main Street Mid Cap Fund	Series II	0.25%	0.25%	0.25%

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco V.I. Main Street Small Cap Fund	Series II	None	0.25%	0.25%
Invesco V.I. NASDAQ 100 Buffer Fund - March	Series II	0.25%	0.25%	0.25%
Invesco V.I. NASDAQ 100 Buffer Fund - June	Series II	0.25%	0.25%	0.25%
Invesco V.I. NASDAQ 100 Buffer Fund – September	Series II	0.25%	0.25%	0.25%
Invesco V.I. NASDAQ 100 Buffer Fund – December	Series II	0.25%	0.25%	0.25%
Invesco V.I. S&P 500 Buffer Fund – March	Series II	0.25%	0.25%	0.25%
Invesco V.I. S&P 500 Buffer Fund – June	Series II	0.25%	0.25%	0.25%
Invesco V.I. S&P 500 Buffer Fund – September	Series II	0.25%	0.25%	0.25%
Invesco V.I. S&P 500 Buffer Fund – December	Series II	0.25%	0.25%	0.25%
Invesco V.I. Small Cap Equity Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Technology Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. U.S. Government Money Portfolio	Series II	None	0.25%	0.25%

Invesco Management Trust

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Conservative Income Fund	Class A	0.10%	0.10%	0.10%

Invesco Dynamic Credit Opportunity Fund

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Dynamic Credit Opportunity Fund	Class A	0.25%	0.25%	0.25%

Short Term Investments Trust

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Government & Agency Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08% 0.03% 0.55% 0.30% 0.87% 0.16%	0.08% 0.03% 0.25% 0.25% 0.25% 0.16%	0.08% 0.03% 0.55% 0.30% 0.87% 0.16%

Invesco Liquid Assets Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08% 0.03% 0.55% 0.30% 0.87% 0.20%	0.08% 0.03% 0.25% 0.25% 0.25% 0.20%	0.08% 0.03% 0.55% 0.30% 0.87% 0.20%

Invesco STIC Prime Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08% 0.03% 0.55% 0.30% 0.87% 0.16%	0.08% 0.03% 0.25% 0.25% 0.25% 0.16%	0.08% 0.03% 0.55% 0.30% 0.87% 0.16%

Invesco Treasury Obligations Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08% 0.03% 0.55% 0.25% 0.87% 0.16%	0.08% 0.03% 0.25% 0.25% 0.25% 0.16%	0.08% 0.03% 0.55% 0.25% 0.87% 0.16%

Invesco Treasury Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08% 0.03% 0.55% 0.30% 0.87% 0.16%	0.08% 0.03% 0.25% 0.25% 0.25% 0.16%	0.08% 0.03% 0.55% 0.30% 0.87% 0.16%”

Notes

* Distribution Fees may also include Asset Based Sales Charges